American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	June 30	June 30
ASSETS	2016	2015

Cash and due from banks	$21,625	$24,548
Interest-bearing deposits in other banks	51,716	50,758
Federal funds sold	—	408

Securities available for sale, at fair value	362,800	355,595
Restricted stock, at cost	5,362	5,329
Loans held for sale	4,692	2,720

Loans	1,057,959	982,905
Less allowance for loan losses	(12,674)	(12,793)
Net Loans	1,045,285	970,112

Premises and equipment, net	22,878	24,182
Other real estate owned, net	1,289	2,113
Goodwill	43,872	44,210
Core deposit intangibles, net	2,107	3,283
Bank owned life insurance	17,885	17,376
Accrued interest receivable and other assets	22,140	23,722

Total assets	$1,601,651	$1,524,356

Liabilities
Demand deposits -- noninterest-bearing	$321,442	$294,342
Demand deposits -- interest-bearing	205,440	239,582
Money market deposits	252,118	190,799
Savings deposits	116,047	109,732
Time deposits	403,338	399,563
Total deposits	1,298,385	1,234,018

Customer repurchase agreements	53,369	50,123
Long-term borrowings	9,969	9,947
Junior subordinated debt	27,673	27,571
Accrued interest payable and other liabilities	9,551	7,814
Total liabilities	1,398,947	1,329,473

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,609,160 shares outstanding at June 30, 2016 and
8,688,480 shares outstanding at June 30, 2015	8,572	8,671
Capital in excess of par value	74,753	76,826
Retained earnings	115,648	106,984
Accumulated other comprehensive income, net	3,731	2,402
Total shareholders' equity	202,704	194,883

Total liabilities and shareholders' equity	$1,601,651	$1,524,356

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Six Months Ended
	June 30		June 30
	2016	2015	2016	2015
Interest and Dividend Income:
Interest and fees on loans	$11,642	$11,767	$23,757	$23,537
Interest on federal funds sold	—	1	—	5
Interest and dividends on securities:
Taxable	1,150	994	2,234	1,969
Tax-exempt	817	940	1,640	1,900
Dividends	93	85	184	167
Other interest income	67	50	125	98
Total interest and dividend income	13,769	13,837	27,940	27,676

Interest Expense:
Interest on deposits	1,314	1,184	2,611	2,378
Interest on short-term borrowings	1	2	2	5
Interest on long-term borrowings	81	81	162	161
Interest on junior subordinated debt	213	188	421	372
Total interest expense	1,609	1,455	3,196	2,916

Net Interest Income	12,160	12,382	24,744	24,760
Provision for loan losses	50	100	100	700

Net Interest Income After Provision for Loan Losses	12,110	12,282	24,644	24,060

Noninterest Income:
Trust fees	961	1,005	1,891	1,957
Service charges on deposit accounts	514	525	1,006	1,022
Other fees and commissions	656	607	1,328	1,195
Mortgage banking income	365	389	657	611
Securities gains, net	222	237	588	547
Brokerage fees	223	211	427	426
Income from Small Business Investment Companies	72	94	238	328
Other	354	190	529	328
Total noninterest income	3,367	3,258	6,664	6,414

Noninterest Expense:
Salaries	4,031	4,308	8,246	8,455
Employee benefits	1,055	1,111	2,169	2,186
Occupancy and equipment	1,059	1,024	2,158	2,196
FDIC assessment	193	195	381	380
Bank franchise tax	256	220	512	455
Core deposit intangible amortization	288	300	576	601
Data processing	459	483	903	945
Software	274	277	571	560
Other real estate owned, net	76	133	209	186
Merger related expenses	—	1,502	—	1,861
Other	1,965	2,089	3,849	3,864
Total noninterest expense	9,656	11,642	19,574	21,689

Income Before Income Taxes	5,821	3,898	11,734	8,785
Income Taxes	1,733	1,018	3,518	2,390
Net Income	$4,088	$2,880	$8,216	$6,395

Net Income Per Common Share:
Basic	$0.47	$0.33	$0.95	$0.73
Diluted	$0.47	$0.33	$0.95	$0.73
Weighted Average Common Shares Outstanding:
Basic	8,610,156	8,707,504	8,610,998	8,713,528
Diluted	8,619,833	8,715,934	8,616,873	8,722,266

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2016	2016	2015	2016	2015
EARNINGS
Interest income	$13,769	$14,171	$13,837	$27,940	$27,676
Interest expense	1,609	1,587	1,455	3,196	2,916
Net interest income	12,160	12,584	12,382	24,744	24,760
Provision for loan losses	50	50	100	100	700
Noninterest income	3,367	3,297	3,258	6,664	6,414
Noninterest expense	9,656	9,918	11,642	19,574	21,689
Income taxes	1,733	1,785	1,018	3,518	2,390
Net income	4,088	4,128	2,880	8,216	6,395

PER COMMON SHARE
Income per share - basic	$0.47	$0.48	$0.33	$0.95	$0.73
Income per share - diluted	0.47	0.48	0.33	0.95	0.73
Cash dividends paid	0.24	0.24	0.23	0.48	0.46
Book value per share	23.54	23.27	22.43	23.54	22.43
Book value per share - tangible (a)	18.20	17.90	16.96	18.20	16.96
Closing market price	25.18	25.33	23.81	25.18	23.81

FINANCIAL RATIOS
Return on average assets	1.03%	1.06%	0.75%	1.05%	0.84%
Return on average equity	8.11	8.28	5.86	8.19	6.51
Return on average tangible equity (b)	10.99	11.27	8.26	11.13	9.14
Average equity to average assets	12.67	12.86	12.85	12.76	12.88
Tangible equity to tangible assets (a)	10.07	10.04	9.98	10.07	9.98
Net interest margin, taxable equivalent	3.45	3.67	3.69	3.56	3.71
Efficiency ratio (c)	60.91	61.36	72.76	61.14	68.36
Effective tax rate	29.77	30.19	26.12	29.98	27.21

PERIOD-END BALANCES
Securities	$368,162	$362,353	$361,176	$368,162	$361,176
Loans held for sale	4,692	785	2,720	4,692	2,720
Loans, net of unearned income	1,057,959	1,034,564	982,905	1,057,959	982,905
Goodwill and other intangibles	45,979	46,267	47,493	45,979	47,493
Assets	1,601,651	1,582,554	1,524,356	1,601,651	1,524,356
Assets - tangible (a)	1,555,672	1,536,287	1,476,863	1,555,672	1,476,863
Deposits	1,298,385	1,292,431	1,234,018	1,298,385	1,234,018
Customer repurchase agreements	53,369	42,184	50,123	53,369	50,123
Long-term borrowings	37,642	37,611	37,518	37,642	37,518
Shareholders' equity	202,704	200,443	194,883	202,704	194,883
Shareholders' equity - tangible (a)	156,725	154,176	147,390	156,725	147,390

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2016	2016	2015	2016	2015
AVERAGE BALANCES
Securities	$361,064	$347,290	$349,813	$354,038	$347,816
Loans held for sale	2,087	2,055	2,836	2,071	1,893
Loans, net of unearned income	1,047,993	1,016,696	972,083	1,032,345	963,530
Interest-earning assets	1,464,692	1,424,808	1,397,448	1,444,611	1,390,172
Goodwill and other intangibles	46,150	46,441	47,682	46,296	47,834
Assets	1,592,261	1,551,124	1,530,867	1,571,692	1,524,693
Assets - tangible (a)	1,546,111	1,504,683	1,483,185	1,525,396	1,476,859
Interest-bearing deposits	972,385	950,271	945,931	961,328	942,019
Deposits	1,295,520	1,260,534	1,236,626	1,278,027	1,228,874
Customer repurchase agreements	47,607	44,412	51,417	46,008	52,294
Long-term borrowings	37,624	37,593	37,499	37,609	37,484
Shareholders' equity	201,685	199,525	196,663	200,605	196,376
Shareholders' equity - tangible (a)	155,535	153,084	148,981	154,309	148,542

CAPITAL
Weighted average shares outstanding - basic	8,610,156	8,608,728	8,707,504	8,610,998	8,713,528
Weighted average shares outstanding - diluted	8,619,833	8,613,896	8,715,934	8,616,873	8,722,266

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,675	$12,601	$12,844	$12,601	$12,427
Provision for loan losses	50	50	100	100	700
Charge-offs	(119)	(40)	(321)	(159)	(630)
Recoveries	68	64	170	132	296
Ending balance	$12,674	$12,675	$12,793	$12,674	$12,793

LOANS
Construction and land development	$89,451	$82,711	$66,543	$89,451	$66,543
Commercial real estate	438,164	427,824	432,315	438,164	432,315
Residential real estate	216,857	222,451	220,778	216,857	220,778
Home equity	107,007	100,019	97,866	107,007	97,866
Commercial and industrial	201,381	196,110	159,015	201,381	159,015
Consumer	5,099	5,449	6,388	5,099	6,388
Total	$1,057,959	$1,034,564	$982,905	$1,057,959	$982,905

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	—	—	—	—	—
Nonaccrual	3,412	5,276	3,772	3,412	3,772
Other real estate owned	1,289	1,493	2,113	1,289	2,113
Nonperforming assets	$4,701	$6,769	$5,885	$4,701	$5,885

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2016	2016	2015	2016	2015
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.20%	1.23%	1.30%	1.20%	1.30%
Allowance for loan losses to
nonperforming loans	371.45	240.24	339.16	371.45	339.16
Nonperforming assets to total assets	0.29	0.43	0.39	0.29	0.39
Nonperforming loans to total loans	0.32	0.51	0.38	0.32	0.38
Annualized net charge-offs (recoveries)
to average loans	0.02	(0.01)	0.06	0.01	0.07

OTHER DATA
Fiduciary assets at period-end (d) (e)	$491,517	$491,257	$509,289	$491,517	$509,289
Retail brokerage assets at period-end (d) (e)	$269,066	$268,542	$257,306	$269,066	$257,306
Number full-time equivalent employees (f)	302	301	322	302	322
Number of full service offices	25	25	27	25	27
Number of loan production offices	2	2	2	2	2
Number of ATM's	33	33	34	33	34

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Market value.
(e) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(f) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended June 30, 2016 and 2015
	(in thousands, except yields/rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2016	2015	2016	2015	2016	2015
Loans:
Commercial	$200,000	$155,752	$1,976	$1,760	3.97%	4.53%
Real estate	844,914	807,605	9,591	9,841	4.54	4.87
Consumer	5,166	11,562	140	205	10.90	7.11
Total loans	1,050,080	974,919	11,707	11,806	4.46	4.85

Securities:
Federal agencies & GSEs	100,205	86,815	446	324	1.78	1.49
Mortgage-backed & CMOs	81,379	61,738	425	334	2.09	2.16
State and municipal	164,788	185,848	1,472	1,720	3.57	3.70
Other	14,692	15,412	130	125	3.54	3.24
Total securities	361,064	349,813	2,473	2,503	2.74	2.86

Federal funds sold	—	6,480	—	1	—	0.06
Deposits in other banks	53,548	66,236	66	50	0.50	0.30

Total interest-earning assets	1,464,692	1,397,448	14,246	14,360	3.89	4.11

Non-earning assets	127,569	133,419

Total assets	$1,592,261	$1,530,867

Deposits:
Demand	$229,639	$237,102	43	22	0.08	0.04
Money market	221,508	195,578	91	61	0.17	0.13
Savings	117,408	109,397	14	14	0.05	0.05
Time	403,830	403,854	1,166	1,087	1.16	1.08
Total deposits	972,385	945,931	1,314	1,184	0.54	0.50

Customer repurchase agreements	47,607	51,417	1	2	0.01	0.02
Long-term borrowings	37,624	37,499	294	269	3.13	2.87

Total interest-bearing liabilities	1,057,616	1,034,847	1,609	1,455	0.61	0.56

Noninterest bearing demand deposits	323,135	290,695
Other liabilities	9,825	8,662
Shareholders' equity	201,685	196,663
Total liabilities and
shareholders' equity	$1,592,261	$1,530,867

Interest rate spread					3.28%	3.55%
Net interest margin					3.45%	3.69%

Net interest income (taxable equivalent basis)			12,637	12,905
Less: Taxable equivalent adjustment			478	523
Net interest income			$12,159	$12,382

	Net Interest Income Analysis
	For the Six Months Ended June 30, 2016 and 2015
	(in thousands, except yields/rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2016	2015	2016	2015	2016	2015
Loans:
Commercial	$194,137	$147,482	$3,830	$3,586	3.99%	4.90%
Real estate	834,943	804,507	19,681	19,560	4.71	4.86
Consumer	5,336	13,434	371	445	14.06	6.68
Total loans	1,034,416	965,423	23,882	23,591	4.63	4.89

Securities:
Federal agencies & GSEs	94,244	80,866	824	569	1.75	1.41
Mortgage-backed & CMOs	78,635	63,637	825	712	2.10	2.24
State and municipal	165,349	188,020	2,964	3,483	3.59	3.70
Other	15,810	15,293	278	248	3.52	3.24
Total securities	354,038	347,816	4,891	5,012	2.76	2.88

Federal funds sold	—	10,508	—	5	—	0.10
Deposits in other banks	56,157	66,425	125	98	0.45	0.30

Total interest-earning assets	1,444,611	1,390,172	28,898	28,706	4.01	4.13

Non-earning assets	127,081	134,521

Total assets	$1,571,692	$1,524,693

Deposits:
Demand	$230,504	$224,955	80	40	0.07	0.04
Money market	213,391	199,236	166	132	0.16	0.13
Savings	117,529	108,545	28	26	0.05	0.05
Time	399,904	409,283	2,337	2,180	1.18	1.07
Total deposits	961,328	942,019	2,611	2,378	0.55	0.51

Customer repurchase agreements	46,008	52,294	2	5	0.01	0.02
Long-term borrowings	37,609	37,484	583	533	3.10	2.84

Total interest-bearing liabilities	1,044,945	1,031,797	3,196	2,916	0.62	0.57

Noninterest bearing demand deposits	316,699	286,855
Other liabilities	9,443	9,665
Shareholders' equity	200,605	196,376
Total liabilities and
shareholders' equity	$1,571,692	$1,524,693

Interest rate spread					3.39%	3.56%
Net interest margin					3.56%	3.71%

Net interest income (taxable equivalent basis)			25,702	25,790
Less: Taxable equivalent adjustment			958	1,030
Net interest income			$24,744	$24,760